Exhibit 99(a)
News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311    Fax:  (518) 381-3668

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President
(518) 381-3693

FOR IMMEDIATE RELEASE:
TrustCo’s Home Town Approach to Customer Relationships Propels Loans to All Time High
Reports Third Quarter Net Income Of $14.7 million

Executive Snapshot:
•	Loan portfolio reaches all-time high:
o	Total loans were up $330.8 million or 7.1% for the third quarter 2023 compared to third quarter 2022
o	At $5.0 billion as of September 30, 2023, loans continue to set new all-time highs

•	Continued solid financial results:
o	Key metrics for third quarter 2023:
◾	Net income of $14.7 million
◾	Net interest income of $42.2 million
◾	Return on average assets (ROAA) of 0.96%
◾	Return on average equity (ROAE) of 9.32%
◾	Book value at period end was $32.80, up from $30.89 compared to September 30, 2022

•	Superior asset quality:
o	Nonperforming loans (NPLs) were $17.9 million as of September 30, 2023, down from the same period in the prior year, and continue to remain at low levels
o	NPLs to total loans improved to 0.36% compared to 0.40% at September 30, 2022
o	Quarterly net recoveries were $12 thousand in the third quarter 2023, resulting in seven consecutive quarters of net recoveries

•	Capital continues to grow:
o	Consolidated equity to assets increased to 10.31% at September 30, 2023 from 9.69% at September 30, 2022

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Glenville, New York –October 23, 2023
TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced third quarter 2023 net income of $14.7 million, or $0.77 diluted earnings per share, compared to net income of $16.4 million, or $0.86 diluted earnings per share, for the second quarter 2023; and compared to net income of $19.4 million, or $1.01 diluted earnings per share, for the third quarter 2022; and net income of $48.8 million, or $2.57 diluted earnings per share, for the nine months ended September 30, 2023, compared to net income of $54.3 million, or $2.84 diluted earnings per share, for the nine months ended September 30, 2022.  Total loan growth increased $330.8 million, or 7.1% for the third quarter 2023 over the same period in 2022.
Overview
Chairman, President, and CEO, Robert J. McCormick said “Our strength, in large measure, is characterized by our credit quality.  Solid underwriting and the avoidance of irresponsible lending have long been part of the fabric of our company, and we recently have had seven consecutive quarters of net loan recoveries.  We have leveraged strong customer relationships to foster organic loan portfolio growth and retain deposits despite competitive pressure on pricing. We are realizing the benefits of our long-term capital preservation strategy, avoiding the pitfalls of low-return investments that have plagued others.  Liquidity management continues to be an acute focus, and our capital ratio results this quarter exemplify those efforts. Other TrustCo hallmarks continue to serve us well – we are debt free and extremely well-capitalized. While we can’t predict the future, no matter what the rate environment, we stand ready to capitalize on opportunities.”

TrustCo saw deposit balances rebound from the end of the prior year with net deposit inflows during the first nine months of 2023.  Loan growth continued across all categories in the third quarter 2023 compared to the prior year’s third quarter, led by an increase in residential mortgages. Loan portfolio expansion was funded by a combination of utilizing a portion of our strong cash balances and by cash flow from investments, deposit inflows, and cash flow from the existing loan portfolio.  The Federal Reserve’s decision to raise the target Federal Funds rate multiple times since March 2022 has contributed to our results in the third quarter 2023, as our cash position and other variable rate products continue to reprice upward, and they are likely to continue to do so to the extent there are additional rate increases.  Accordingly, deposit costs continue to increase while we are also experiencing a shift in deposits to Time Deposits.  We continue to deploy strong marketing efforts to retain our deposit balances.  We also note that current mortgage rates significantly exceed the yield on our existing portfolio of mortgages, which, if sustained, should result in positive to net interest margin going forward.  TrustCo’s strong liquidity position continues to allow us to take advantage of opportunities as they arise.
Details
Average loans were up $337.6 million or 7.4% in the third quarter 2023 over the same period in 2022.  Average residential loans, our primary lending focus, were up $219.4 million, or 5.3%, in the third quarter 2023 over the same period in 2022.  Average commercial loans and home equity lines of credit also increased $53.6 million, or 25.8%, and $58.9 million, or 22.5%, respectively, in the third quarter 2023 over the same period in 2022.

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We are actively retaining deposits, which is evident since they have increased since December 31, 2022.  Total deposits as of September 30, 2023 increased $41.6 million to $5.23 billion from December 31, 2022.  As we move forward, our objective is to continue to encourage customers to retain these funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.  We understood the big inflows of deposits during the pandemic were temporary and that is why we did not invest that liquidity into securities or loans, but we instead retained that liquidity on the balance sheet for when depositors would start to absorb the funds.  This gave us flexibility to strategically price deposits while retaining core customers.
Net interest income was $42.2 million for the third quarter 2023, a decrease of $5.6 million, or 11.7%, compared to the same period in 2022, driven by a higher cost of deposits, partially offset by the increased yield on the cash balance at the Federal Reserve Bank due to the increases in the Federal Funds target rate over the past year, and loan growth.  The net interest margin for the third quarter 2023 was 2.85%, down 31 basis points from 3.16% in the third quarter of 2022.  The yield on interest earnings assets increased to 3.88%, up 64 basis points from 3.24 % in the third quarter of 2022.  The cost of interest bearing liabilities increased to 1.33% in the third quarter 2023 from 0.11% in the third quarter 2022.
Asset quality remains strong and has been consistent over the past twelve months.  The Company recorded a provision for credit losses of $100 thousand in the third quarter of 2023, which is the result of a provision for credit losses on loans of $300 thousand, offset by a benefit for credit losses on unfunded commitments of $200 thousand as a result of a corresponding decrease in unfunded loan commitments.  The ratio of allowance for credit losses on loans to total loans was 0.95% and 0.98% as of September 30, 2023 and 2022, respectively.  The allowance for credit losses on loans was $47.2 million at September 30, 2023, compared to $45.5 million at September 30, 2022.  NPLs were $17.9 million at September 30, 2023, compared to $18.7 million at September 30, 2022.  NPLs were 0.36% and 0.40% of total loans at September 30, 2023 and 2022, respectively.  The coverage ratio, or allowance for credit losses on loans to NPLs, was 264.2% at September 30, 2023, compared to 243.6% at September 30, 2022.  Nonperforming assets (NPAs) were $19.1 million at September 30, 2023, compared to $19.4 million at September 30, 2022.  Additionally, we have also had minimal charge-offs and have been in a net recovery position for the past seven quarters.
At September 30, 2023, our equity to asset ratio was 10.31%, compared to 9.69% at September 30, 2022.  Book value per share at September 30, 2023 was $32.80, up 6.2% compared to $30.89 a year earlier.
A conference call to discuss third quarter 2023 results will be held at 9:00 a.m. Eastern Time on October 24, 2023.  Those wishing to participate in the call may dial toll-free for the United States at 1-833-470-1428, and for Canada at 1-833-950-0062, Access code 040076.  A replay of the call will be available for thirty days by dialing toll-free for the United States and Canada at 1-866-813-9403, Access code 265872.  The call will also be audio webcast at https://events.q4inc.com/attendee/175259326 , and will be available for one year.
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About TrustCo Bank Corp NY
TrustCo Bank Corp NY is a $6.1 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 143 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2023.
In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.
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Forward-Looking Statements
All statements in this news release that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future development, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, including our expectations regarding the effects of the economic environment on our financial results, our ability to retain customers and the amount of customers’ business, including deposit balances, with us, the impact of the Federal Reserve’s actions regarding interest rates, the growth of loans and deposits throughout our branch network, the increase in residential mortgage rates, and our ability to capitalize on economic changes in the areas in which we operate.  Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by volatility in financial markets and macroeconomic or geopolitical concerns related to inflation, rising interest rates and ongoing armed conflicts (including the Russia/Ukraine conflict and the conflict in Israel and surrounding areas). TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the soundness of other financial institutions; U.S. government shutdowns or failure to increase the debt ceiling; changes in interest rates, including recent and possible future increases fueled by inflation; inflationary pressures and rising prices; exposure to credit risk in our lending activities; the sufficiency of our allowance for credit losses on loans to cover actual loan losses; our ability to meet the cash flow requirements of our depositors or borrowers or meet our operating cash needs to fund corporate expansion and other activities; claims and litigation pertaining to fiduciary responsibility and lender liability; our dependency upon the services of the management team; our disclosure controls and procedures’ ability to prevent or detect errors or acts of fraud; the adequacy of our business continuity and disaster recovery plans; the effectiveness of our risk management framework; the chance of a prolonged economic downturn, especially one affecting our geographic market area; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; fluctuations in the trust wealth management fees we receive as a result of investment performance; the impact of regulatory capital rules on our growth; changes in laws and regulations; our compliance with the USA PATRIOT Act, Bank Secrecy Act, and other laws and regulations that could result in fines or sanctions; changes in tax laws; limitations on our ability to pay dividends; TrustCo Realty Corp.’s ability to qualify as a real estate investment trust; changes in accounting standards; competition within our market areas; consumers and businesses’ use of non-banks to complete financial transactions; our reliance on third-party service providers; the impact of data breaches and cyber-attacks; the impact of a failure in or breach of our operational or security systems or infrastructure, or those of third parties; the impact of an unauthorized disclosure of sensitive or confidential client or customer information; the impact of interruptions in the effective operation of our computer systems; the impact of any expansion by us into new lines of business or new products and services; the impact of anti-takeover provisions in our organizational documents; the impact of the manner in which we allocate capital; the impact of severe weather events and climate change on us and the communities we serve, including societal responses to climate change; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings. The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this news release. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.
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TRUSTCO BANK CORP NY
GLENVILLE, NY
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)
(Unaudited)
	Three months ended
	9/30/2023		6/30/2023		9/30/2022
Summary of operations
Net interest income	$42,221		$44,052		$47,793
Provision (Credit) for credit losses	100		(500)		300
Noninterest income	4,574		4,598		4,386
Noninterest expense	27,460		27,327		26,144
Net income	14,680		16,372		19,364

Per share
Net income per share:
- Basic	$0.77		$0.86		$1.01
- Diluted	0.77		0.86		1.01
Cash dividends	0.36		0.36		0.35
Book value at period end	32.80		32.66		30.89
Market price at period end	27.29		28.61		31.42

At period end
Full time equivalent employees	764		791		753
Full service banking offices	143		143		144

Performance ratios
Return on average assets	0.96%		1.09%		1.24%
Return on average equity	9.32		10.61		12.78
Efficiency ratio (1)	58.33		55.87		49.87
Net interest spread	2.55		2.74		3.13
Net interest margin	2.85		2.98		3.16
Dividend payout ratio	46.65		41.83		34.57

Capital ratios at period end
Consolidated equity to assets	10.31%		10.23%		9.69%
Consolidated tangible equity to tangible assets (2)	10.30%		10.22%		9.68%

Asset quality analysis at period end
Nonperforming loans to total loans	0.36%		0.40%		0.40%
Nonperforming assets to total assets	0.31		0.34		0.32
Allowance for credit losses on loans to total loans	0.95		0.96		0.98
Coverage ratio (3)	2.6	x	2.4	x	2.4	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total shareholders’ equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for credit losses on loans divided by total nonperforming loans.

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FINANCIAL HIGHLIGHTS, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Nine months ended
	09/30/23	09/30/22
Summary of operations
Net interest income	$133,238	130,949
(Credit) Provision for credit losses	(100)	(391)
Noninterest income	13,841	14,485
Noninterest expense	82,466	73,914
Net income	48,798	54,324

Per share
Net income per share:
- Basic	$2.57	2.84
- Diluted	2.57	2.84
Cash dividends	1.08	1.05
Book value at period end	32.80	30.89
Market price at period end	27.29	31.42

Performance ratios
Return on average assets	1.08%	1.17
Return on average equity	10.57	12.16
Efficiency ratio (1)	55.70	50.77
Net interest spread	2.78	2.86
Net interest margin	3.01	2.88
Dividend payout ratio	42.11	37.03

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.  See Non-GAAP Financial Measures Reconciliation.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Interest and dividend income:
Interest and fees on loans	$47,921	$46,062	$44,272	$42,711	$40,896
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	672	691	692	693	479
State and political subdivisions	-	1	-	-	1
Mortgage-backed securities and collateralized mortgage obligations - residential	1,485	1,543	1,585	1,606	1,617
Corporate bonds	473	516	521	523	526
Small Business Administration - guaranteed participation securities	107	111	117	124	133
Other securities	2	3	2	2	3
Total interest and dividends on securities available for sale	2,739	2,865	2,917	2,948	2,759

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	73	75	78	81	85
Total interest on held to maturity securities	73	75	78	81	85

Federal Home Loan Bank stock	131	110	110	98	80

Interest on federal funds sold and other short-term investments	6,688	6,970	6,555	6,246	5,221
Total interest income	57,552	56,082	53,932	52,084	49,041

Interest expense:
Interest on deposits:
Interest-bearing checking	102	49	66	61	43
Savings	639	655	530	401	200
Money market deposit accounts	2,384	1,756	814	389	237
Time deposits	11,962	9,291	5,272	1,839	646
Interest on short-term borrowings	244	279	285	208	122
Total interest expense	15,331	12,030	6,967	2,898	1,248

Net interest income	42,221	44,052	46,965	49,186	47,793

Less: Provision (Credit) for credit losses	100	(500)	300	50	300
Net interest income after provision (credit) for credit losses	42,121	44,552	46,665	49,136	47,493

Noninterest income:
Trustco Financial Services income	1,627	1,412	1,774	1,773	1,435
Fees for services to customers	2,590	2,847	2,648	2,783	2,705
Other	357	339	247	219	246
Total noninterest income	4,574	4,598	4,669	4,775	4,386

Noninterest expenses:
Salaries and employee benefits	12,393	13,122	13,283	13,067	12,134
Net occupancy expense	4,358	4,262	4,598	4,261	4,483
Equipment expense	1,923	1,873	1,962	1,700	1,532
Professional services	1,717	1,360	1,607	1,251	1,375
Outsourced services	2,720	2,491	2,296	2,102	2,328
Advertising expense	586	518	390	532	508
FDIC and other insurance	1,078	1,085	1,052	770	773
Other real estate expense, net	163	148	225	101	124
Other	2,522	2,468	2,266	2,621	2,887
Total noninterest expenses	27,460	27,327	27,679	26,405	26,144

Income before taxes	19,235	21,823	23,655	27,506	25,735
Income taxes	4,555	5,451	5,909	6,596	6,371

Net income	$14,680	$16,372	$17,746	$20,910	$19,364

Net income per common share:
- Basic	$0.77	$0.86	$0.93	$1.10	$1.01

- Diluted	0.77	0.86	0.93	1.10	1.01

Average basic shares (in thousands)	19,024	19,024	19,024	19,045	19,111
Average diluted shares (in thousands)	19,024	19,024	19,028	19,050	19,112

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CONSOLIDATED STATEMENTS OF INCOME, Continued
(dollars in thousands, except per share data)
(Unaudited)
	Nine months ended
	09/30/23	09/30/22
Interest and dividend income:
Interest and fees on loans	$138,255	119,503
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,055	712
State and political subdivisions	1	2
Mortgage-backed securities and collateralized mortgage obligations - residential	4,613	4,071
Corporate bonds	1,510	1,281
Small Business Administration - guaranteed participation securities	335	427
Other securities	7	7
Total interest and dividends on securities available for sale	8,521	6,500

Interest on held to maturity securities:
Mortgage-backed securities-residential	226	262
Total interest on held to maturity securities	226	262

Federal Home Loan Bank stock	351	207

Interest on federal funds sold and other short-term investments	20,213	8,046
Total interest income	167,566	134,518

Interest expense:
Interest on deposits:
Interest-bearing checking	217	129
Savings	1,824	519
Money market deposit accounts	4,954	661
Time deposits	26,525	1,728
Interest on short-term borrowings	808	532
Total interest expense	34,328	3,569

Net interest income	133,238	130,949

Less: (Credit) Provision for credit losses	(100)	(391)
Net interest income after (credit) provision for credit losses	133,338	131,340

Noninterest income:
Trustco Financial Services income	4,813	5,264
Fees for services to customers	8,085	8,164
Other	943	1,057
Total noninterest income	13,841	14,485

Noninterest expenses:
Salaries and employee benefits	38,798	32,837
Net occupancy expense	13,218	13,266
Equipment expense	5,758	4,787
Professional services	4,684	4,326
Outsourced services	7,507	7,108
Advertising expense	1,494	1,514
FDIC and other insurance	3,215	2,389
Other real estate expense, net	536	209
Other	7,256	7,478
Total noninterest expenses	82,466	73,914

Income before taxes	64,713	71,911
Income taxes	15,915	17,587

Net income	$48,798	54,324

Net income per common share:
- Basic	$2.57	2.84

- Diluted	2.57	2.84

Average basic shares (in thousands)	19,024	19,160
Average diluted shares (in thousands)	19,024	19,160

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)
(Unaudited)
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
ASSETS:

Cash and due from banks	$45,940	$55,662	$47,595	$43,429	$46,236
Federal funds sold and other short term investments	461,321	547,695	589,389	607,170	795,028
Total cash and cash equivalents	507,261	603,357	636,984	650,599	841,264

Securities available for sale:
U. S. government sponsored enterprises	121,474	113,570	119,132	118,187	102,779
States and political subdivisions	34	34	34	34	41
Mortgage-backed securities and collateralized mortgage obligations - residential	233,719	243,444	255,556	260,316	261,242
Small Business Administration - guaranteed participation securities	17,316	18,382	19,821	20,977	22,498
Corporate bonds	76,935	76,618	81,464	81,346	81,002
Other securities	657	656	652	653	657
Total securities available for sale	450,135	452,704	476,659	481,513	468,219

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	6,724	7,043	7,382	7,707	8,091
Total held to maturity securities	6,724	7,043	7,382	7,707	8,091

Federal Reserve Bank and Federal Home Loan Bank stock	6,203	6,203	5,797	5,797	5,797

Loans:
Commercial	268,642	251,434	246,307	231,011	217,120
Residential mortgage loans	4,343,006	4,310,005	4,241,459	4,203,451	4,132,365
Home equity line of credit	332,028	308,976	296,490	286,432	269,341
Installment loans	16,605	16,396	15,326	12,307	10,665
Loans, net of deferred net costs	4,960,281	4,886,811	4,799,582	4,733,201	4,629,491

Less: Allowance for credit losses on loans	47,226	46,914	46,685	46,032	45,517
Net loans	4,913,055	4,839,897	4,752,897	4,687,169	4,583,974

Bank premises and equipment, net	32,135	32,351	32,305	32,556	31,931
Operating lease right-of-use assets	41,475	43,113	43,478	44,727	45,733
Other assets	97,310	90,957	90,306	89,984	94,485

Total assets	$6,054,298	$6,075,625	$6,045,808	$6,000,052	$6,079,494

LIABILITIES:
Deposits:
Demand	$773,293	$791,353	$806,075	$838,147	$859,829
Interest-bearing checking	1,033,898	1,082,989	1,124,785	1,183,321	1,188,790
Savings accounts	1,235,658	1,315,893	1,400,887	1,521,473	1,562,564
Money market deposit accounts	610,012	625,253	600,410	621,106	716,319
Time deposits	1,581,504	1,442,959	1,280,301	1,028,763	954,352
Total deposits	5,234,365	5,258,447	5,212,458	5,192,810	5,281,854

Short-term borrowings	103,110	113,765	134,293	122,700	124,932
Operating lease liabilities	45,418	47,172	47,643	48,980	50,077
Accrued expenses and other liabilities	47,479	34,852	36,711	35,575	33,625

Total liabilities	5,430,372	5,454,236	5,431,105	5,400,065	5,490,488

SHAREHOLDERS’ EQUITY:
Capital stock	20,058	20,058	20,058	20,058	20,046
Surplus	257,078	257,078	257,078	257,078	256,661
Undivided profits	422,082	414,251	404,728	393,831	379,769
Accumulated other comprehensive loss, net of tax	(31,506)	(26,212)	(23,375)	(27,194)	(25,209)
Treasury stock at cost	(43,786)	(43,786)	(43,786)	(43,786)	(42,261)

Total shareholders’ equity	623,926	621,389	614,703	599,987	589,006

Total liabilities and shareholders’ equity	$6,054,298	$6,075,625	$6,045,808	$6,000,052	$6,079,494

Outstanding shares (in thousands)	19,024	19,024	19,024	19,024	19,052

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NONPERFORMING ASSETS
(dollars in thousands)
(Unaudited)

	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$540	$545	$560	$219	$179
Real estate mortgage - 1 to 4 family	14,633	16,260	15,722	14,949	16,295
Installment	93	124	59	23	29
Total non-accrual loans	15,266	16,929	16,341	15,191	16,503
Other nonperforming real estate mortgages - 1 to 4 family	5	7	8	10	12
Total nonperforming loans	15,271	16,936	16,349	15,201	16,515
Other real estate owned	1,185	1,412	1,869	2,061	682
Total nonperforming assets	$16,456	$18,348	$18,218	$17,262	$17,197

Florida
Loans in nonaccrual status:
Commercial	$314	$314	$314	$314	$-
Real estate mortgage - 1 to 4 family	2,228	2,170	2,437	1,895	2,104
Installment	65	-	62	83	65
Total non-accrual loans	2,607	2,484	2,813	2,292	2,169
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,607	2,484	2,813	2,292	2,169
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,607	$2,484	$2,813	$2,292	$2,169

Total
Loans in nonaccrual status:
Commercial	$854	$859	$874	$533	$179
Real estate mortgage - 1 to 4 family	16,861	18,430	18,159	16,844	18,399
Installment	158	124	121	106	94
Total non-accrual loans	17,873	19,413	19,154	17,483	18,672
Other nonperforming real estate mortgages - 1 to 4 family	5	7	8	10	12
Total nonperforming loans	17,878	19,420	19,162	17,493	18,684
Other real estate owned	1,185	1,412	1,869	2,061	682
Total nonperforming assets	$19,063	$20,832	$21,031	$19,554	$19,366

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$-	$(129)	$-	$-	$-
Real estate mortgage - 1 to 4 family	(26)	(161)	(53)	(46)	(164)
Installment	14	21	(6)	31	34
Total net (recoveries) chargeoffs	$(12)	$(269)	$(59)	$(15)	$(130)

Florida
Commercial	$-	$-	$-	$-	$-
Real estate mortgage - 1 to 4 family	-	-	(25)	-	-
Installment	-	40	31	-	(2)
Total net (recoveries) chargeoffs	$-	$40	$6	$-	$(2)

Total
Commercial	$-	$(129)	$-	$-	$-
Real estate mortgage - 1 to 4 family	(26)	(161)	(78)	(46)	(164)
Installment	14	61	25	31	32
Total net (recoveries) chargeoffs	$(12)	$(229)	$(53)	$(15)	$(132)

Asset Quality Ratios

Total nonperforming loans (1)	$17,878	$19,420	$19,162	$17,493	$18,684
Total nonperforming assets (1)	19,063	20,832	21,031	19,554	19,366
Total net recoveries (2)	(12)	(229)	(53)	(15)	(132)

Allowance for credit losses on loans (1)	47,226	46,914	46,685	46,032	45,517

Nonperforming loans to total loans	0.36%	0.40%	0.40%	0.37%	0.40%
Nonperforming assets to total assets	0.31%	0.34%	0.35%	0.33%	0.32%
Allowance for credit losses on loans to total loans	0.95%	0.96%	0.97%	0.97%	0.98%
Coverage ratio (1)	264.2%	241.6%	243.6%	263.1%	243.6%
Annualized net (recoveries) chargeoffs to average loans (2)	0.00%	-0.02%	0.00%	0.00%	-0.01%
Allowance for credit losses on loans to annualized net (recoveries) chargeoffs (2)	N/A	N/A	N/A	N/A	N/A

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)  At period-end
(2)  For the three-month period ended
Page | 11

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL
(dollars in thousands)
(Unaudited)	Three months ended September 30, 2023			Three months ended September 30, 2022

	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$119,406	$672	2.25%	$104,633	$479	1.83%
Mortgage backed securities and collateralized mortgage obligations - residential	269,535	1,485	2.19	302,886	1,617	2.13
State and political subdivisions	34	-	6.74	41	1	8.12
Corporate bonds	80,331	473	2.36	86,965	526	2.42
Small Business Administration - guaranteed participation securities	19,801	107	2.15	25,533	133	2.08
Other	686	2	1.17	686	3	1.75

Total securities available for sale	489,793	2,739	2.24	520,744	2,759	2.12

Federal funds sold and other short-term Investments	494,597	6,688	5.37	918,909	5,221	2.25

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	6,877	73	4.22	8,306	85	4.08

Total held to maturity securities	6,877	73	4.22	8,306	85	4.08

Federal Home Loan Bank stock	6,203	131	8.45	5,797	80	5.52

Commercial loans	261,061	3,398	5.21	207,477	2,484	4.79
Residential mortgage loans	4,325,219	39,321	3.64	4,105,859	35,342	3.44
Home equity lines of credit	320,446	4,946	6.12	261,575	2,896	4.39
Installment loans	15,959	256	6.37	10,213	174	6.75

Loans, net of unearned income	4,922,685	47,921	3.89	4,585,124	40,896	3.57

Total interest earning assets	5,920,155	$57,552	3.88	6,038,880	$49,041	3.24

Allowance for credit losses on loans	(47,077)			(45,519)
Cash & non-interest earning assets	172,523			188,672

Total assets	$6,045,601			$6,182,033

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$1,050,313	$102	0.04%	$1,195,370	$43	0.01%
Money market accounts	625,031	2,384	1.51	744,868	237	0.13
Savings	1,282,641	639	0.20	1,579,513	200	0.05
Time deposits	1,494,402	11,962	3.18	981,704	646	0.26

Total interest bearing deposits	4,452,387	15,087	1.34	4,501,455	1,126	0.10
Short-term borrowings	110,018	244	0.88	138,105	122	0.35

Total interest bearing liabilities	4,562,405	$15,331	1.33	4,639,560	$1,248	0.11

Demand deposits	776,885			859,122
Other liabilities	81,411			82,290
Shareholders’ equity	624,900			601,061

Total liabilities and shareholders’ equity	$6,045,601			$6,182,033

Net interest income, GAAP and non-GAAP tax equivalent (1)		$42,221			$47,793

Net interest spread, GAAP and non-GAAP tax equivalent (1)			2.55%			3.13%

Net interest margin (net interest income to total interest earning assets), GAAP and non-GAAP tax equivalent (1)			2.85%			3.16%

Tax equivalent adjustment (1)		-			-

Net interest income		$42,221			$47,793

(1)	Tax equivalent adjustment to a measure results in a non-GAAP financial measure. See Non-GAAP Financial Measures Reconciliation.

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)	Nine months ended September 30, 2023			Nine months ended September 30, 2022
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$120,243	2,055	2.28%	$79,423	712	1.19%
Mortgage backed securities and collateralized mortgage obligations - residential	278,252	4,613	2.21	282,423	4,071	1.92
State and political subdivisions	34	1	6.74	41	2	6.73
Corporate bonds	83,732	1,510	2.41	75,957	1,281	2.25
Small Business Administration - guaranteed participation securities	20,876	335	2.14	27,623	427	2.06
Other	686	7	1.02	686	7	2.04

Total securities available for sale	503,823	8,521	1.69	466,153	6,500	2.79

Federal funds sold and other short-term Investments	540,570	20,213	5.00	1,068,217	8,046	1.01

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	7,205	226	4.18	8,897	262	3.93

Total held to maturity securities	7,205	226	4.18	8,897	262	3.93

Federal Home Loan Bank stock	5,957	351	5.89	5,734	207	7.22

Commercial loans	249,738	9,716	5.19	200,525	7,412	4.93
Residential mortgage loans	4,269,494	114,227	3.57	4,054,657	104,310	3.43
Home equity lines of credit	305,075	13,598	5.96	246,026	7,289	3.96
Installment loans	15,015	714	6.35	9,507	492	6.91

Loans, net of unearned income	4,839,322	138,255	3.81	4,510,715	119,503	3.53

Total interest earning assets	5,896,877	167,566	3.79	6,059,716	134,518	2.96

Allowance for credit losses on loans	(46,812)			(46,225)
Cash & non-interest earning assets	173,521			196,333

Total assets	$6,023,586			$6,209,824

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$1,088,859	217	0.03%	$1,199,154	129	0.01%
Money market accounts	613,119	4,954	1.08	771,301	661	0.11
Savings	1,363,052	1,824	0.18	1,557,503	519	0.04
Time deposits	1,343,762	26,525	2.64	971,539	1,728	0.24

Total interest bearing deposits	4,408,792	33,520	1.02	4,499,497	3,037	0.09
Short-term borrowings	121,911	808	0.89	194,228	532	0.37

Total interest bearing liabilities	4,530,703	34,328	1.01	4,693,725	3,569	0.10

Demand deposits	793,890			836,953
Other liabilities	81,771			81,780
Shareholders’ equity	617,224			597,366

Total liabilities and shareholders’ equity	$6,023,588			$6,209,824

Net interest income, GAAP and non-GAAP tax equivalent (1)		133,238			130,949

Net interest spread, GAAP and non-GAAP tax equivalent (1)			2.78%			2.86%

Net interest margin (net interest income to total interest earning assets), GAAP and non-GAAP tax equivalent (1)			3.01%			2.88%

Tax equivalent adjustment (1)		-			-

Net interest income		133,238			130,949

(1)	Tax equivalent adjustment to a measure results in a non-GAAP financial measure. See Non-GAAP Financial Measures Reconciliation.

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 Non-GAAP Financial Measures Reconciliation
Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from total shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.  Additionally, we believe that this measure is important to many investors in the marketplace who are interested in relative changes from period to period in equity and total assets, each exclusive of changes in intangible assets.
Net interest income is commonly presented on a taxable equivalent basis. That is, to the extent that some component of the institution’s net interest income will be exempt from taxation (e.g., was received by the institution as a result of its holdings of state or municipal obligations), an amount equal to the tax benefit derived from that component is added back to the net interest income total. Management considers this adjustment helpful to investors in comparing one financial institution’s net interest income (pre- tax) to that of another institution, as each will have a different proportion of tax-exempt items in their portfolios. Moreover, net interest income is itself a component of another financial measure commonly used by financial institutions, net interest margin, which is the ratio of net interest income to average interest earning assets.  Additionally, management and many financial institutions also present net interest spread, which is the average yield on interest earning assets minus the average rate paid on interest bearing liabilities. For purposes of these measures as well, taxable equivalent net interest income is generally used by financial institutions, again to provide investors with a better basis of comparison from institution to institution. We calculate taxable equivalent net interest margin by dividing net interest income, adjusted to include the benefit of non-taxable interest income, by average interest earning assets.  We calculate taxable equivalent net interest spread as the difference between average yield on interest earning assets, adjusted to include the benefit of non-taxable interest income, and the average rate paid on interest bearing liabilities.
The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and non-interest fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, excluding non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.  Additionally, we believe this measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.
We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible equity as a percentage of tangible assets, and efficiency ratio to the most directly comparable GAAP measures is set forth below.  We have not presented a reconciliation of taxable equivalent net interest income, taxable equivalent net interest margin or taxable equivalent net interest spread to the most directly comparable GAAP measure, as there was no difference between the taxable equivalent measure and comparable GAAP measure for any period presented in this release.
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NON-GAAP FINANCIAL MEASURES RECONCILIATION
(dollars in thousands)
(Unaudited)
	9/30/2023	6/30/2023	9/30/2022
Tangible Book Value Per Share

Equity (GAAP)	$623,926	$621,389	$589,006
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	$623,373	$620,836	$588,453

Shares outstanding	19,024	19,024	19,052
Tangible book value per share	32.77	32.63	30.89
Book value per share	32.80	32.66	30.92

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,054,298	$6,075,625	$6,079,494
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	$6,053,745	$6,075,072	$6,078,941

Tangible Equity to Tangible Assets (Non-GAAP)	10.30%	10.22%	9.68%
Equity to Assets (GAAP)	10.31%	10.23%	9.69%

	Three months ended			Nine months ended
Efficiency Ratio	9/30/2023	6/30/2023	9/30/2022	9/30/2023	9/30/2022

Net interest income (GAAP)	$42,221	$44,052	$47,793	$133,238	$130,949
Taxable equivalent adjustment	-	-	-	-	-
Net interest income (fully taxable equivalent) (Non-GAAP)	42,221	44,052	47,793	133,238	130,949
Non-interest income (GAAP)	4,574	4,598	4,386	13,841	14,485
Less: Net gain on sale of building	-	-	-	-	268
Revenue used for efficiency ratio (Non-GAAP)	$46,795	$48,650	$52,179	$147,079	$145,166

Total noninterest expense (GAAP)	$27,460	$27,327	26,144	$82,466	73,914
Less: Other real estate expense, net	163	148	124	536	209
Expense used for efficiency ratio (Non-GAAP)	$27,297	$27,179	$26,020	$81,930	$73,705

Efficiency Ratio	58.33%	55.87%	49.87%	55.70%	50.77%

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